Exhibit 99.1

“A New Generation REIT, Unleashing the Power of Real Estate.” Spirit Finance Corporation ~ Analyst and Investor Day October 5, 2006

Some of the statements in this presentation constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” or the negative of these terms or other similar terms. These forward-looking statements are subject to various risks and uncertainties, including, but not limited to, those relating to: general volatility of the capital markets and the market price of our Common Shares; changes in our business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry, interest rates, or the general economy; and the degree and nature of our competition. All forward-looking statements speak only as to the date they are made and the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statement to reflect events or circumstances after the date of such statements. Readers are cautioned that the Company's actual results could differ materially from those set forth in such forward-looking statements. Forward-Looking Statements

There are three shareholder wealth building blocks: A Vision of Shareholder Wealth Unleashing the power of real estate to create shareholder wealth Spirit Finance provides leading-edge, best practices strategies for capital efficiency through enhanced real estate financing strategies. Operating Efficiency Asset Efficiency Capital Efficiency Shareholder Value Capital Efficiency is the next frontier for unleashing shareholder value in corporate America.

A New Generation REIT “Our vision is that a real estate investment trust can be operated and capitalized to be an ideal holder of operationally essential real estate assets to our mutual benefit.” ~ Christopher H. Volk, President and CEO Scalable, efficient business model Equity capital efficiency Leverage efficiency & Focus on our competencies

The Four Core Competencies of Net Leasing Investment Origination Jeffrey Fleischer, Senior Vice President Gregg Seibert, Senior Vice President Michael Bennett, Senior Vice President Catherine Long, Senior Vice President Credit and Investment Evaluation Lease Enforcement Capital Markets Execution

Core Competency: Investment Origination Presented by Jeffrey Fleischer Senior Vice President, Acquisitions

INTERNAL ACQUISITIONS STAFF 3 VPs of acquisitions 2 dedicated acquisition SVPs 4 Credit Analysts/Underwriters V-Formula sector analyses Company profiles STRATEGIC BOARD MEMBERS Casey Sylla (Allstate) Shelby Yastrow (McDonald’s) Paul Oreffice (Dow Chemical) James Parish (Brinker Int’l) SOURCING ARRANGEMENTS Financial Institutions Financial Advisors Real Estate Brokers Investment Origination Platform Spirit generates proprietary deal flow through non-traditional channels SENIOR MANAGEMENT RELATIONSHIPS -Targeted customer database of over 7,100 businesses in 19 sectors Over 450 clients while at FFCA Sean Hufford VP of Acquisitions 4 yrs industry experience Dan Rice VP of Acquisitions 20 yrs industry experience Scott Tocci VP of Acquisitions 20 yrs industry experience Jeffrey Fleischer SVP of Acquisitions 16 yrs industry experience Investment Origination

Spirit’s Formula for Adding Value Economic value proposition for our clients and stockholders Investment Origination Lever Better Achieve Equal or Better Cost of Borrowings Contribute Lower Pre-Tax Cost of Equity + = + Mutual Benefit to Spirit, the Customer and the Investor

Spirit Finance Corporation

Investment Origination

Competitive Position in the Marketplace

RE "Flippers"

Strength
Higher Proceeds
Streamlined Due Diligence
Higher Leverage

SFC Opportunity
Spread Compression
Funding Constraints

Spirit

Strength
Certainty of Execution
Flexible Lease Terms
Creative Tax Structuring
Small and Large Transactions
Efficient Closings

Vulnerability
Pricing / Single Product
Relatively New to Market

Hedge Funds

Strength
Ability to Wrap Capital Structure
Access to Capital
Efficient Closings

SFC Opportunity
Pricing
Flexible Lease and Tax Structures

1031 / TIC Markets

Strength
Accepts Lower Returns
Retail Buyers, Tax Driven

SFC Opportunity
Inflexible Leases, Limited Transaction Size, Uncertain Execution

Other REITs

Strength
Market Recognition
Tax Efficient Cost of Capital

SFC Opportunity
Direct Marketing
Structuring Expertise

Spirit is becoming well-positioned in the net lease marketplace

Spirit Finance Corporation

Investment Origination

Significant Market Opportunity

- Over $1 trillion of the $5.4 trillion[1] U.S. commercial real estate market consists of "operationally essential" real estate
- Spirit estimates that less than 1% of free standing, operationally essential properties are held by publicly-traded REITs
- As recent investment trends in the retail sector (i.e. McDonald's, Wendy's, Six Flags, Albertsons, Sears, Kmart, and ShopKo) indicate, significant shareholder value can be unlocked through more efficient capitalization strategies that entail the monetization of real estate holdings


Corporate
Operationally Essential
>$1 T
Corporate Other
~ $1.4 T
Private Equity
~ $0.4 T
~ $2.6 T
Institutional

[1] PricewaterhouseCoopers LLP, estimated U.S. commercial real estate market as of October 2004.

Operationally Essential Real Estate: Free standing real estate critical to the generation of our customers' sales and profits

 Direct to Business Target Markets There are 19 primary industries and over 7,100 prospects in our target market Investment Origination 13% 934 Specialty retailer properties 4% 277 Supermarkets 100% 7,169 Total 3% 196 Other 32% 2,285 Restaurants 2% 149 Medical offices 2% 124 Industrial properties 2% 122 General and discount retailer properties 10% 714 Financial institutions 4% 263 Educational facilities 1% 117 Distribution facilities 8% 592 Convenience stores and car washes 19% 1,396 Automotive dealers, parts and service facilities % of Total Number of Accounts Industry

Portfolio and Acquisition Pipeline Distribution Investment Origination 2Information as of 09/11/06 Current investment opportunity pipeline of almost $2.9 billion Acquisition Pipeline2 Investment Portfolio1 1Information as of 06/30/06 Restaurants 20% Educational Facilities 6% Recreational facilities 4% Industrial properties 3% Supermarkets 3% Other 7% Movie Theaters 8% Specialty retailer properties 9% Convenience Stores/Car Washes 2% Automotive dealers, parts and service 5% General and discount retailers 33% Financial Institutions 5% Other 3% General and discount retailer properties 14% Supermarkets 5% Distribution facilities 5% Interstate travel plazas 10% Industrial properties 3% Convenience Stores/Car washes 13% Specialty retailer properties 17% Restaurants 21% Automotive Dealers, Parts and Service 4%

Spirit Acquisition Platform Direct to Business 33% Refinance M & A Organic Growth Specialty Assets 4% Opportunistic Transactions Auction Business 28% Small Box Retail Portfolios Developers Go to Market Strategy Private Equity 35% Over 500 Accounts Middle Market Public to Private Transactions Percentages represent funded business by market as of Q2 2006 Investment Origination

Real Estate Acquisition Activity 1 The weighted average portfolio cash yield at June 30, 2006 was 8.7% (excluding any scheduled increases) (millions) 1Represents gross cumulative real estate acquisitions and financings Investment Origination $2,584$38 $881$151$78$241$276$322$202$153$230$11 $0$500$1,000$1,500$2,000$2,500$3,000Q403Q104Q204Q304Q404Q105Q205Q305Q405Q106Q206Cumulative AcquisitionsQuarterly Acquisitions

Cap Rates by Marketing Channel Direct originations deliver yields >75 bps higher than auction markets Investment Origination Marketing Channel Volume* (in billions) (1) Direct Origination 1.3 $ 9.10% 50% (2) Financial Advisor 0.5 8.24 18 (3) Portfolio 0.4 8.71 17 (4) Real Estate Broker 0.4 8.24 15 Total / Wtd Avg 2.6 $ 8.74% 100% (1) Direct Calling Efforts of Spirit Acquisitions Team (2) Referrals from Financial Institutions and Advisory Firms (3) Acquiring Properties Subject to Existing Leases (4) Real Estate Brokerage Community * As of Q2 2006 ** Year One Cash Yields (Straight Line Rents are Higher) % of Total Yield**

Core Competency: Credit and Investment Evaluation Presented by Gregg Seibert Senior Vice President, Chief Risk Officer

The Risk Evaluation Team Analytical experience across industries John Ward Underwriter 1 yr industry experience Eric Carstensen Underwriter 3 yrs industry experience Robin Mora Sr. Underwriter & Mgr. Financial Reporting 17 yrs industry experience Chris Burbach Sr. Underwriter 8 yrs industry experience Barry Van Norman VP Special Servicing 14 yrs industry experience Gregg Seibert SVP and Chief Risk Officer 18 yrs industry experience Credit and Investment Evaluation

Spirit Credit Underwriting Pyramid Sector Research Fundamental Real Estate Analysis Documentation and Capital Markets Understanding Unit - Level Economics Unit Unit - - Level Economics Level Economics Management Strength Management Strength Management Strength Client Credit Strength Client Credit Strength Client Credit Strength 1 An extensive credit review of all potential customers in order to evaluate their financial flexibility and capacity to service loan and lease payments 2 Review of unit-level financial performance and evaluation of spread between the operating profits and the rental and loan payments Target a minimum FCCR of 1.25x 3 Evaluation of the quality and track record of each potential customer’s management team to remain competitive in its marketplace Foundation Foundation of sector research, fundamental real estate analysis and valuation, documentation that promotes alignments of interest and lease economics that provide favorable shareholder returns An integrated multi-dimensional disciplined investment approach Credit and Investment Evaluation

Real Estate Investment Analysis Credit and Investment Evaluation Based on the asset type, Spirit will perform specific quantitative, qualitative and contracted diligence analysis Traditional Assets Specialty Assets Business Centric Assets Spirit directs its investment evaluation techniques uniquely to each asset type … Emphasis on replacement cost, market lease and sales comparables Emphasis on replacement cost and unit-level performance Emphasis on replacement cost and business valuation metrics

Quantitative Fixed Charge Coverage Rent per square Foot Cost per square Foot Business Valuation Sales Comparables Replacement Cost Income Approach Business Model Qualitative Trade Area Competitors Industry Comparison Traffic Counts Site Access Visibility Engineering Reports MAI appraisals Environmental Surveys Contracted Diligence Real Estate Investment Analysis Credit and Investment Evaluation … and uses internal and external resources to evaluate quantitative and qualitative factors.

Unit-Level Cash Flows Unit-level cash flows represent the primary lease payment source and raise investment diversity. Unit-Level Spreadsheets Unit-Level Review Servicing Templates Business Model Evaluation Regression Models Operating Predictability Tolerable Falloff Almost 90% of portfolio assets report unit-level financial statements Credit and Investment Evaluation Real Estate Valuation Impact MAI Valuation Ceiling Subject to Unit Profitability Credit Review Cash Flow Consistency Cash Flow Diversity Written Analysis

Unit Level FCCs by Investment Credit and Investment Evaluation Solid weighted average FCC of 1.99 4% 24% 56% 9% 5% 2% Percentage of Investment Portfolio by FCC range Below 1:1 1.0 - 1.24:1 1.25 - 1.49:1 1.50 - 1.99:1 Above 2:1 Not Reported

Corporate Credit Strength Corporate credit strength represents a secondary payment source after unit level. Corporate Credit Enhancement Corporate Guaranties Personal Guaranties Other Enhancement Credit Review Credit References Database Searches Written Analysis Proprietary Spreadsheet Models Detailed Review Business Model KMV Corporate EDF Statistics Quantitative Screen Monitoring Screen Spirit obtains financial statements from essentially all portfolio tenants Credit and Investment Evaluation

Moody’s KMV CreditEdge Example: CarMax Credit and Investment Evaluation

EDF Score and S&P Equivalent Rating by Investment Credit and Investment Evaluation Over 80% of tenants are BB- or greater 3.1% 2.0% 14.7% 28.4% 51.8% Not rated < B- B- through B+ BB- through BB+ > BBB- (Investment Grade)

22% 10% 6% Deal Approval Rate Credit and Investment Evaluation 2004 2005 2006 Percent of Deals Funded After Review Spirit has maintained a high level of investment selectivity

Cap Rates of Properties Sold Credit and Investment Evaluation 7.86% average cap rate for all properties sold (based on gross sale proceeds) 1As of 06/30/06 Average 7.39% 7.85% 7.98% 2004 # of properties Gross sale proceeds < 7.5 2 3,974 $ 7.5 < 8.0 1 1,580 8.0 < 8.5 1 780 > 8.5 - - 4 6,334 $ 2005 # of properties Gross sale proceeds 6 20,420 $ 16 18,780 11 7,728 10 13,005 43 59,933 $ 20061 # of properties Gross sale proceeds 3 3,666 $ 9 13,232 1 777 10 8,363 23 26,038 $

Core Competency: Lease Enforcement Presented by Michael Bennett Senior Vice President, Operations

Scalable business model based on strategic outsourcing Hedy Nelson Asst Closing Specialist 20 yrs commercial mortgage experience Internal and External Closing Team Joni Barrett Closing Manager 25 yrs real estate finance experience Tracee Smith Closing Specialist 7 yrs real estate finance experience Michael Bennett SVP of Operations 25 yrs legal & transactional experience Lease Enforcement ENVIRONMENTAL ENGINEERS TITLE COMPANIES & SURVEYORS OUTSIDE COUNSEL APPRAISERS

Deal Process Timeline Lease Enforcement Letter of Intent Commitment Letter 45 to 60 days on average Underwriting Credit Memorandum Credit Approval Investment Committee - Senior Mgmt Team – 2 “No” votes kill deal - Closer assigned and vendors engaged - diligence commences - Closing, Executed Lease Diligence and document negotiation Over 90% of deals approved by Investment Committee close

Legal Environmental reports Title and survey Vendor Due Diligence Lease Enforcement Rigorous property diligence process Appraisals Property condition reports Liability insurance

Spirit Finance Corporation
Lease Enforcement

Approved Vendors

APPRAISERS

Duff & Phelps
Cushman & Wakefield

ENVIRONMENTAL ENGINEERS

GaiaTech
The Liesch Companies
URS Corp.
Vertex Engineering

OUTSIDE COUNSEL

Kutak Rock

TITLE

Fidelity National
LandAmerica

SURVEYORS

Bock & Clark
The Matthews Company

Approved, national vendors adhere to Spirit's stringent standards

Environmental Diligence Lease Enforcement More comprehensive inquiry and reporting requirements New “AAI” standard – ASTM 2005 (effective November 2006) Comprehensive Phase I Site Assessment Interviews with past, present owners Environmental lien searches Visual inspections “Innocent landowner defense” Legal developments

Liability Insurance Lease Enforcement Conforms to or exceeds capital markets & rating agency guidelines Loss of rents – Spirit is loss payee (min. 12 mos. base rent) “All Risk” hazard coverage (fire, terrorism, windstorm, earthquake, flood) Full insurable replacement cost General liability Business interruption Workers’ comp Independent Risk Management Approach

Alignment of Interests Lease Enforcement Guaranties: Personal or corporate Financial Reporting Securitization Compliance Nature of Lease Credit Support On-going Relationship Deal Terms Unitary/Master Cross-default Triple-net Long-term Spirit’s interests are closely aligned with those of its tenants Electronic lease payment (ACH) Reps, warranties & indemnities Flexibility

Benefits of Unitary/Master Lease Multiple properties; one lease Lease Enforcement Generally enforceable in bankruptcy “Single contract” – debtor must assume or reject entire lease One lease payment Prevents tenant from rejecting underperforming properties More than half of Spirit’s portfolio is subject to unitary leases

Administrative Servicing Lease Enforcement Midland Loan Services Collects payments Monitors insurance Monitors taxes Collects financials Spreads unit-level data Best Practices Highest rating from S&P and Fitch as servicer Significant cost savings relative to in-house function Outsourcing to Experts At June 30, 2006 serviced 21,000 commercial loans of more than $173 billion Scalability Enhances capital markets execution

Corporate Financial Monitoring Lease Enforcement 1. Midland provides corporate data electronically 2. Spirit spreads corporate data using proprietary model 3. Utilize Moody’s KMV EDF Credit Model generate EDF for each tenant Nearly 30% of portfolio is operated by investment grade tenants 4. Stratify portfolio by EDF equivalent 5. EDF concerns trigger increased scrutiny

Unit-level Financial Monitoring Lease Enforcement 2. Midland spreads unit-level data 3. Midland provides monthly “feed” of FCCs and sales Nearly 70% of portfolio has FCC of 1.75 or greater 4. Spirit tests and validates Midland feed 5. Adverse unit level trends trigger increased scrutiny 1. Spirit provides Midland customized unit-level templates

Portfolio Servicing Lease Enforcement Monitor completion of post-closing obligations Monitor remodel / re-image requests, casualty claims and landlord-obligated repairs Coordinate site inspections for CMBS lenders / insurance carriers Spirit integrates internal and external servicing activities Oversee Midland’s daily activities Proactive servicing approach

Special Servicing Lease Enforcement Workout (lease modification) Re-tenant Sale Re-tenant and sale Creative; resolution-oriented; proven track record Alternative resolution strategies: Exercise rights and remedies Litigation / Bankruptcy In extreme cases:

Core Competency: Capital Markets Execution Presented by Catherine Long Senior Vice President, Chief Financial Officer

Catherine Long SVP and Chief Financial Officer 25+ years financial experience Catherine Stevenson Vice President and Chief Accounting Officer 25+ years financial experience PROTIVITI INDEPENDENT RISK CONSULTING Internal Audit Services SOX 404 Compliance Services AUDIT COMMITTEE ALL MEMBERS HAVE FINANCIAL EXPERTISE Dennis Mitchem (Chair) Dr. Linda Blessing James Parish ERNST & YOUNG, LLP INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM External Audit Services Tax Services The Accounting and Systems Team Spirit has a base of expert financial staffing and support SENIOR MANAGEMENT Banking relationships Transaction structuring expertise Strong governance Finance and Accounting Management Team Controllership, Reporting, IT and Tax personnel with over 100 years combined financial experience Julie Dimond Vice President and Tax Director 14 years tax experience Dennis Pepperd Vice President Information Technology 30+ years IT experience Capital Markets Execution

Spirit Finance Corporation

Capital Markets Execution

Locking in Long-term Equity Returns

CMBS Market

~ 55% of long-term debt strategy

Fixed rate, 30 yr amort due in 10 yrs

Efficient pricing	Inflexible terms
Large market	One-off financing

Best for large discreet deals where tenant does not need lease flexibility

(leverage ~65%-75%)

Spirit Master Funding

~ 45% of long-term debt strategy

Fixed rate, 25 yr amort due in 15 yrs

Relever assets	Not as efficient as
Substitute assets	CMBS yet

Pooled financing - diversity of risk

Best for multi-asset deals where tenant values lease flexibility

(leverage ~70%)

Short-term Credit Lines

$500MM of variable rate, secured lines

Used to acquire assets pending long-term debt placement – primarily into Spirit Master Funding

Hedging strategy used to lock in rates on long-term debt to be issued in the future

Matching asset acquisitions with long-term debt to lock in minimum spreads

Investment Philosophy Capital Markets Execution Target any equity raises following accretive acquisitions + Investor Returns (target ≈ 12+% IRRs) Match-fund asset cash flows with fixed debt payments Invest in assets at accretive marginal FFO multiples

Financial Flexibility – Portfolio Spreads Long-term, stable lease cash flows with future escalations match- funded with long-term fixed-rate debt to lock in minimum spreads 12/31/05 03/31/06 06/30/06 Excludes impact of future rent escalations Excludes construction in progress Portfolio weighted average yield Fixed rate debt 66% 89% 92% % Match-Funded % Leveraged 59% 57% 63% Capital Markets Execution 8.7% 8.5% 8.5% 6.2% 5.9% 5.9%

Improving Operating Efficiencies Spirit has continued to improve its operating efficiencies and has a highly scalable business model Quarterly General and Administrative Expense % of Average Real Estate Assets 1.8% 1.6% 1.5% 1.5% 1.1% 1.1% 1.1% 0.8% Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Capital Markets Execution

FFO and Dividend Growth Spirit has achieved significant growth in quarterly FFO per share, driving down the payout ratio Capital Markets Execution .24 .21 .21 .18 .17 .15 .15 .12 .21 .21 .21 .19 .19 .19 .19 .19 158% 127% 127% 112% 106% 100% 100% 88% .00 .15 .30 .45 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 $ 0% 40% 80% 120% 160% FFO per Share Dividend per Share Payout Ratio

Lease Pricing – Some Basics @ 2:1 Leverage: Every .5% in lease rate raises returns 0.50% Every .5% in spread raises returns 1.00% Every .25% reduction in G&A raises returns 0.75% Every .5% in escalation raises returns 1.50% Model Inputs: Leverage 66.66% or 2:1 Lease Spread to the Cost of Borrowings 2.50% Base Lease Rate 8.50% Annual Lease Escalators 2.00% Spirit G&A Cost (as % of Assets) 0.80% 1.0% 1.5% 2.0% 80.00% 19.50% 22.00% 24.50% 75.00% 16.80% 18.80% 20.80% 66.66% 14.10% 15.60% 17.10% 50.00% 11.40% 12.40% 13.40% Year 1 Year 2 Year 3 80.00% 14.50% 14.71% 14.93% 75.00% 12.80% 13.01% 13.23% 66.66% 11.10% 11.31% 11.53% 50.00% 9.40% 9.61% 9.83% Lease Escalations Total Return Sensitivity FFO Yield Sensitivity Leverage Leverage The Model: Lease Rate on Equity Portion 8.50% X 1.0 8.50% Plus Spread on Leverage Portion 2.50% X 2.0 5.00% Equals Gross Equity Cash Yield 13.50% Less G&A % on Entire Portion 0.80% X 3.0 2.40% Equals FFO Yield 11.10% Plus Escalator on Entire Portion 2.00% X 3.0 6.00% Equals Net Total Equity Return 17.10% Gross Total Equity Return 19.50% Capital Markets Execution

Capital Markets Execution Quality of FFO Are the earnings controllable? Yes! Triple-net leases vs cap ex Assets match-funded with long-term fixed rate debt Pricing model targets investor returns Are the earnings “bankable”? Yes! Revenues are primarily cash Little in straight-line revenues or other noncash items Are the earnings repeatable? Yes! 98% of revenues from long-term leases/loans Average Lease Term ~ 16 Years Predictable earnings, not relying on asset sales or one time items Spirit's high quality earnings demonstrate Stability, Persistence and Predictability

NAV Analysis NAV per Share Sensitivity 7.00% 16.00 7.25% 14.95 7.50% 13.96 7.75% 13.04 8.00% 12.18 8.20% 11.52 8.50% 10.61 Lease Capitalization Rate 1 Estimated future rental income based on real estate investment portfolio and cash yields at 6/30/06 2 Represents fair value of cash, mortgage loans receivable and other assets at 6/30/06 3 Represents fair value of debt and other liabilities at 6/30/06 4 Represents approximate current share price Model Inputs: (dollars in thousands, except per share data) Shares Outstanding at 6/30/06 99,094,866 Lease capitalization rate: 8.20% Net operating income 1 209,000 $ Lease Escalation Rate 1.50% Forward Lease Income (NOI x Growth Rate) 212,135 $ Value of property portfolio (Forward NOI/Cap Rate) 2,587,000 $ Add: Other assets 2 161,000 Less: Liabilities 3 (1,606,000) Net asset value 1,142,000 $ Net asset value per share 4 11.52 $ Spirit currently trades at an effective lease rate of approximately 8.2%, which is higher than the lease rates realized on divested assets Capital Markets Execution

Peer Comparison: FFO Multiple and Growth Spirit trades near the bottom of its peer group in terms of price/forward FFO and near the bottom in terms of price/forward FFO/growth Capital Markets Execution Lower FFO Growth Higher FFO Multiple Higher FFO Growth Higher FFO Multiple Higher FFO Growth Lower FFO Multiple Lower FFO Growth Lower FFO Multiple SFC AFR GOOD EDR LSE DLR TSY LXP EPR O GTY HCP HCN NNN Average -20% 0% 20% 40% 60% 80% 100% FirstCall Estimated FFO Growth '05-'07 5.0x 7.0x 9.0x 11.0x 13.0x 15.0x 17.0x Price-to-Estimated 2007 FFO

Spirit Finance Corporation Peer Comparison: Financial Ratios Net Debt + Pfd to Enterprise Value EBITDA to Interest Exp + Pfd Net Debt + Pfd to Gross RE Assets 2.07x 57% 62% SFC 42% 2.36x 60% Peer Median 66% 7.2% 82% 12% 6.1% 85% FirstCall FFO Growth '05-’07 Dividend Yield Payout of 2006 FirstCall FFO Spirit measures up to its peers in terms of financial ratios while offering higher FFO growth and dividend yields Capital Markets Execution

Peer Comparison: Diversification Largest Geographic Concentration 13% 24% 18% SFC Peer Average Peer Median Weighted Average Remaining Lease Term (Years) 16 11 12 SFC Peer Average Peer Median Largest Tenant Credit Exposure 16% 29% 24% SFC Peer Average Peer Median Largest Industry Exposure 65% 75% 33% SFC Peer Average Peer Median Spirit is more diversified than its peer group and has longer lease maturities Capital Markets Execution

Peer Comparison: Debt Maturities 2006 2007 2008 2009 2010 2011 Thereafter SFC Peer Median 1% 1% 2% 2% 4% 2% 0% 4% 2% 4% 2% 0% 88% 58% Spirit’s leverage is among the most efficient in its peer group, in terms of cost and maturity, allowing for higher investment returns Capital Markets Execution

A New Generation REIT: Some Concluding Comments Presented by Christopher Volk President, Chief Executive Officer

Concluding Comments 1. Clear vision and knowledge of our large market 2. Direct, financially-driven origination channels 3. Proven credit and investment evaluation metrics 4. State-of-the-art integrated servicing and reporting ability 5. Highly efficient, scalable operating model A New Generation REIT

Concluding Comments 6. Growing, quality diversified investment portfolio 7. State-of-the-art, coordinated liability strategy 8. Competitive advantages that add value to our customers 9. Locked-in investment spreads amongst the highest in the business 10. Strong investment value proposition A New Generation REIT

“Our vision is that a real estate investment trust can be operated and capitalized to be an ideal holder of operationally essential real estate assets to our mutual benefit.” ~ Christopher H. Volk, President and CEO